EXHIBIT 99.1

 NMS Communications Announces Financial Results for the Third Quarter
                       Ended September 30, 2007

    FRAMINGHAM, Mass.--(BUSINESS WIRE)--Oct. 30, 2007--NMS
Communications Corp. (NASDAQ: NMSS), a leading provider of applications and platforms for value-added services in mobile telecommunications today announced financial results for the third quarter ended September 30, 2007.

    Total revenues for the third quarter of 2007 were $23.2 million, an increase of 11% compared to $20.8 million for the corresponding quarter in 2006 and 8% compared to $21.4 million for the second quarter of 2007. GAAP net loss for the third quarter was $1.5 million, or $(0.03) per share, an improvement compared to a GAAP net loss of $5.9 million, or $(0.12) per share, for the third quarter of 2006.

    Non-GAAP net income was $14,000, or $0.00 per share, for the third quarter of 2007, an improvement compared to a non-GAAP net loss of $4.1 million, or $(0.09) per share, in the third quarter of 2006. The non-GAAP net loss for the third quarter of 2007 excludes $1.5 million in non-cash charges, comprised of $1.2 million of stock-based compensation expense and $0.3 million of amortization of acquired intangible assets.

    The cash, cash equivalents and marketable securities balances totaled $28.3 million on September 30, 2007, compared to $30.4 million at the end of the previous quarter.

    Business Perspective

    "Our results for the third quarter were in-line to slightly better than our expectations. The quarter was highlighted by a return to revenue growth, both sequentially and on a year-over-year basis. Combined with strong gross margins and continued tight spending controls, we are on track to achieve our second half target of returning to break-even non-GAAP profitability. While we have made significant progress toward improving our financial profile over the past year, we believe there is still substantial room for improvement," said Bob Schechter, NMS Communications' Chairman and CEO.

    "Our Communications Platforms (CP) business experienced solid sequential and year-over-year growth for the first time in over a year. Looking ahead, we believe that our CP business is well positioned to deliver modest growth, driven by new design wins, mobile video and speech-enabled applications, especially in Asia where subscriber growth is forecast to remain very strong. In addition, our CP business continued to generate strong gross margins and contribution margin exceeding 20%, which has provided the capital to invest in our high growth Mobile Applications business," Schechter continued.

    "We continue to be very excited about our Mobile Applications business, which grew over 50% year-over-year in the third quarter. The underlying drivers to the Ringback market remain robust, and we are on track to triple the number of subscribers using our market leading MyCaller(TM) solution for the second consecutive year. These trends are particularly exciting as we begin to transition our business to a managed services model, which we believe will maximize our revenue opportunity, visibility and predictability.

    "AccessGate (TM), which is the smallest component to our business, more than doubled sequentially and on a year-over-year basis. Growth was driven by strong demand, particularly in Latin America. With a solid pipeline of opportunities, we believe AccessGate is well positioned to finish the year with strong annual growth.

    In summary, we are pleased with our progress this quarter and recognize there is a good deal more to be done. We continue to see the Mobile Applications market as an area for strategic expansion and believe our ongoing shift to managed services will enable us to offer our customers an end-to-end service platform and provide NMS a more repeatable and predictable revenue stream. Our focus on the Communications Platform group is paying off, and we believe that the erosion in the low end of our customer base, which has been a primary contributor to this segment's decline in the past year, has largely run its course. We remain highly focused on continuing to improve our financial performance in order to drive long-term shareholder value," Schechter concluded.

    Guidance

    We currently expect growth in Q4 to be positive on a year-over-year basis and leading to revenue that is up modestly from what was delivered in the recently completed Q3. The timing of revenue recognition in our Mobile Applications business can add an element of variability in quarterly performance. From a profitability perspective, we continue to expect to operate at about break-even on a non-GAAP basis in Q4 based on modest growth in revenues, gross margin levels a bit below the unusually strong performance in Q3, and continued tight expense controls.

    NMS Conference Call Web Cast

    NMS Communications issues web casts for its conference calls to assure the broad dissemination of information in real time. The Third Quarter 2007 conference call, which is scheduled for 5:00 p.m. ET today, October 30, 2007, will be available live via the Internet by accessing the NMS web site at http://www.nmscommunications.com, under the Investor Relations section. Please go to the web site at least fifteen minutes prior to the call to register, download and install any necessary audio software. The webcast is also being distributed using CCBN's Investor Distribution Network to both institutional investors at StreetEvents (www.streetevents.com) and individual investors at www.companyboardroom.com.

    A replay will be available on the website at http://ir.nmscommunications.com/events.cfm, or you may listen to the replay by calling 719-457-0820 and entering the pass code 2049125. The replay will be available from 8:00 p.m. ET, Tuesday, October 30, 2007 until 11:59 p.m., Tuesday, November 6, 2007.

    About NMS Communications

    NMS Communications (NASDAQ:NMSS) is a leading provider of applications, platforms and technologies that make possible the rapid creation and deployment of a broad range of value-added services, from voice mail to IVR to ringback and mobile TV. Visit www.nmscommunications.com for more information

    Statements in this document expressing the beliefs and expectations of management regarding future performance are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements about our expected future financial and operating performance and demand for and performance of our products and growth opportunities. These statements are based on management's expectations as of the date of this document and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, uncertainty in communications spending, the implementation of the Company's strategic repositioning and market acceptance of the Company's new solutions strategy, quarterly fluctuations in financial results, the Company's ability to exploit fully the value of its technology and its strategic partnerships and alliances, the availability of products from the Company's contract manufacturer and product component vendors and other risks. These and other risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2006. In addition, while management may elect to update forward-looking statements at some point in the future, management specifically disclaims any obligation to do so, even if its estimates change. Any reference to our website in this press release is not intended to incorporate the contents thereof into this press release or any other public announcement.

    Use of Non-GAAP Financial Measures

    In addition to reporting its financial results in accordance with generally accepted accounting principles, or GAAP, the Company has also provided in this release non-GAAP net income and non-GAAP earnings (loss) per share figures, which are non-GAAP financial measures adjusted to exclude certain non-cash and other specified expenses. The Company believes that these non-GAAP financial measures are useful to help investors better understand and assess the Company's past financial performance and prospects for the future and facilitates comparisons with the performance of others in our industry. Management uses these non-GAAP financial measures when evaluating the Company's financial results, as well as for internal planning and forecasting purposes. Specifically, in addition to the reasons stated above, the Company has excluded stock-based compensation from its non-GAAP financial measures because the accounting treatment for stock-based compensation has changed with the adoption of SFAS 123R. Therefore, management believes that excluding stock-based compensation from its non-GAAP financial measures is useful in order to offer consistent information that is comparable to previous information that the Company has publicly disclosed with respect to prior periods for which stock-based compensation was not expensed in accordance with the accounting rules applicable to such periods. Additionally, the Company has excluded the effects of amortization of acquired intangible assets from its non-GAAP financial measures because, in the period prior to the recent Openera acquisition, it did not incur amortization expense of this nature, and the exclusion of this amount helps investors compare operating expenses with prior periods. The non-GAAP financial measures disclosed by the Company, however, should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the expected results calculated in accordance with GAAP and reconciliations to those expected results should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

    NMS Communications, MyCaller and AccessGate are trademarks of NMS Communications Corporation. All other brand or product names may be trademarks or registered trademarks of their respective holders.

                       NMS COMMUNICATIONS CORP.
                Consolidated Statements of Operations
                  (In $000's except per share data)
                             (Unaudited)

                                    For the Three     For the Nine
                                     Months Ended      Months Ended
                                -------------------  -----------------
                                    September 30,     September 30,
                                -------------------  -----------------

                                     2007     2006     2007     2006
                                   -------   ------  -------  --------

Revenues                           $23,157  $20,783  $63,548  $77,921

Cost of revenues                     8,116    8,358   24,245   27,535
                                   -------   ------  -------  --------

Gross profit                        15,041   12,425   39,303   50,386
                                        65%      60%      62%      65%
Operating expenses:
   Selling, general and
    administrative                  11,240   11,124   33,157   37,070
   Research and development          5,047    6,317   15,953   19,675
   Restructuring                              1,308             1,308
                                    ------   ------  -------  --------
        Total operating expenses    16,287   18,749   49,110   58,053
                                    ------   ------  -------  --------

Operating loss                      (1,246)  (6,324)  (9,807)  (7,667)

Other income (expense), net            (47)     336      363      919
                                    ------   ------  -------  --------

                                    ------   ------  -------  --------
Loss before income taxes            (1,293)  (5,988)  (9,444)  (6,748)
                                    ------   ------  -------  --------

   Income tax expense (benefit)        224     (113)     246       68
                                 ---------   ------  -------  --------

                                   -------   ------  -------  --------
Net loss                           $(1,517) $(5,875) $(9,690) $(6,816)
                                   =======   ======  =======  ========


  Basic earnings (loss) per share  $ (0.03) $ (0.12) $ (0.22) $ (0.14)
                                   =======   ======  =======  ========

  Weighted average basic shares
   outstanding                      44,116   47,570   43,892   49,052
                                   =======   ======  =======  ========


                       NMS COMMUNICATIONS CORP.
                 Condensed Consolidated Balance Sheet
                              (In $000)
                             (Unaudited)

                                                    September December
                                                       30,       31,
                                                      2007      2006
                                                    --------- --------
ASSETS
Current assets:
     Cash and cash equivalents                        $22,999  $25,176
     Marketable securities                              5,294    7,082
     Accounts receivable, net of allowance for
      uncollectable
        accounts of $759 and $829, respectively        13,744   13,270
     Inventories                                        3,581    3,649
     Prepaid expenses and other assets                  3,016    3,100
                                                    --------- --------
         Total current assets                          48,634   52,277

Property and equipment, net of accumulated
 depreciation of $38,249 and $36,423, respectively      7,048    6,625
Goodwill                                                5,431    5,469
Other intangible assets, net                            2,906    3,782
Other assets                                            1,251    1,177
                                                    --------- --------
Total assets                                          $65,270  $69,330
                                                    ========= ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
     Accounts payable                                 $ 5,352  $ 3,849
     Accrued expenses and other liabilities             7,320    5,952
     Accrued restructuring                              1,017    2,228
     Deferred revenue                                   4,253    4,431
         Total current liabilities                     17,942   16,460
Accrued restructuring                                   1,884    2,104
Accrued warranty expense                                  108      122
                                                    --------- --------
Total liabilities                                      19,934   18,686
                                                    --------- --------
Stockholders' equity                                   45,336   50,644
                                                    --------- --------
Total liabilities and stockholders' equity            $65,270  $69,330
                                                    ========= ========


                     NMS COMMUNICATIONS CORP.
Reconciliation of GAAP Statement of Operations to Non-GAAP Results
                  (In $000's except per share data)
                             (Unaudited)

                             For the Three Months Ended
               -------------------------------------------------------
                                    September 30,
               -------------------------------------------------------
                         2007                         2006
               ------------------------   ----------------------------
               GAAP  (a)Adjust-  Non-  (b) GAAP  (a)Adjust-  Non-  (b)
                         ments    GAAP               ments    GAAP
                          to                          to
                         GAAP                        GAAP
                Re-       Re-                         Re-
               sults     sults  Results   Results    sults  Results
               ------   ------- -------   -------   ------- -------


                                        -------- --------     --------
Revenues                                $23,157               $23,157
                                        -------- --------     --------

                                        -------- --------     --------
Cost of rev-                                             (c,d)
enues                                     8,116     (303)       7,813
                                        -------- --------     --------

                                        -------- --------     --------
Gross profit                             15,041      303       15,344
                                        -------- --------     --------
                                             65%                   66%
                                        -------- --------     --------
Oper-
ating exp-
enses:
                                        -------- --------     --------
Sell-                                                    (c,d)
ing, gen-
eral
and admin-
istrative                                11,240   (1,159)      10,081
                                        -------- --------     --------
Research and devel-                                      (c)
opment                                    5,047      (69)       4,978
                                        -------- --------     --------
Restruc-
turing                                        -                     -
                                        -------- --------     --------
Total oper-
ating expe-
nses                                     16,287   (1,228)      15,059
                                        -------- --------     --------

                                        -------- --------     --------
Operating income (loss)                  (1,246)   1,531          285
                                        -------- --------     --------

                                        -------- --------     --------
Other income (exp-
ense), net                                  (47)                  (47)
                                        -------- --------     --------

                                        -------- --------     --------
Income (loss) before income taxes        (1,293)   1,531          238
                                        -------- --------     --------

                                        -------- --------     --------
Income tax exp-
ense (ben-
efit)                                       224                   224
                                        -------- --------     --------

                                        -------- --------     --------
Net income (loss)                       $(1,517) $ 1,531      $    14
                                        ======== ========     ========

                                        -------- --------     --------

                                        --------              --------
Basic earnings (loss) per share         $ (0.03)              $  0.00
                                        ========              ========

                                        --------              --------
Weighted average basic shares outs-
tanding                                  44,116                44,116
                                        ========              ========




                                       -------- --------     --------
Revenues                               $20,783               $20,783
                                       -------- --------     --------

                                       -------- --------     --------
Cost of rev-                                            (c,d)
enues                                    8,358     (357)       8,001
                                       -------- --------     --------

                                       -------- --------     --------
Gross profit                            12,425      357       12,782
                                       -------- --------     --------
                                            60%                   62%
                                       -------- --------     --------
Oper-
ating exp-
enses:
                                       -------- --------     --------
Sell-                                                   (c,d)
ing, gen-
eral
and admin-
istrative                               11,124   (1,336)       9,788
                                       -------- --------     --------
Research and devel-                                     (c)
opment                                   6,317      (68)       6,249
                                       -------- --------     --------
Restruc-
turing                                   1,308                 1,308
                                       -------- --------     --------
Total oper-
ating expe-
nses                                    18,749   (1,404)      17,345
                                       -------- --------     --------

                                       -------- --------     --------
Operating income (loss)                 (6,324)   1,761       (4,563)
                                       -------- --------     --------

                                       -------- --------     --------
Other income (exp-
ense), net                                 336                   336
                                       -------- --------     --------

                                       -------- --------     --------
Income (loss) before income taxes       (5,988)   1,761       (4,227)
                                       -------- --------     --------

                                       -------- --------     --------
Income tax exp-
ense (ben-
efit)                                     (113)                 (113)
                                       -------- --------     --------

                                       -------- --------     --------
Net income (loss)                      $(5,875) $ 1,761      $(4,114)
                                       ======== ========     ========

                                       -------- --------     --------

                                      ---------              --------
Basic earnings (loss) per share        $ (0.12)              $ (0.09)
                                       ========              ========

                                       --------              --------
Weighted average basic shares outs-
tanding                                 47,570                47,570
                                       ========              ========



(a)The Unaudited Consolidated Statement of Operations, prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").
(b)The Unaudited Consolidated Statement of Operations, presented on a basis other than GAAP, is intended to enhance the reader's understanding of the Company's results from operations.
(c)Stock-based compensation expense
(d)Amortization of identified intangible assets


                       NMS COMMUNICATIONS CORP.
  Reconciliation of GAAP Statement of Operations to Non-GAAP Results
                  (In $000's except per share data)
                             (Unaudited)

                         For the Nine Months Ended
                               September 30,
      ----------------------------------------------------------------
                  2007                              2006
      -----------------------------   --------------------------------
       GAAP  (a)Adjustments  Non-  (b) GAAP  (a)Adjustments  Non-  (b)
                              GAAP                            GAAP
      Results    to GAAP    Results   Results    to GAAP    Results
                  Results                         Results
      -------   ----------- -------   -------   ----------- -------


                                         -------- -------     --------
Revenues                                  $63,548              $63,548
                                         -------- -------     --------

                                         -------- -------     --------
Cost of revenues                           24,245   (920)(c,d)  23,325
                                         -------- -------     --------

                                         -------- -------     --------
Gross profit                               39,303     920       40,223
                                         -------- -------     --------
                                              62%                  63%
                                         -------- -------     --------
Operating expenses:
                                         -------- -------     --------
   Selling, general and administrative     33,157 (3,545)(c,d)  29,612
                                         -------- -------     --------
   Research and development                15,953   (330)(c)    15,623
                                         -------- -------     --------
   Restructuring                                -                    -
                                         -------- -------     --------
        Total operating expenses           49,110 (3,875)       45,235
                                         -------- -------     --------

                                         -------- -------     --------
Operating income (loss)                   (9,807)   4,795      (5,012)
                                         -------- -------     --------

                                         -------- -------     --------
Other income (expense), net                   363                  363
                                         -------- -------     --------

                                         -------- -------     --------
Income (loss) before income taxes         (9,444)   4,795      (4,649)
                                         -------- -------     --------

                                         -------- -------     --------
   Income tax expense                         246                  246
                                         -------- -------     --------

                                         -------- -------     --------
Net income (loss)                        $(9,690)  $4,795     $(4,895)
                                         ======== =======     ========

                                         -------- -------     --------

                                         --------             --------
  Basic earnings (loss) per share         $(0.22)              $(0.11)
                                         ========             ========

                                         --------             --------
  Weighted average basic shares
   outstanding                             43,892               43,892
                                         ========             ========

                                         --------             --------



                                        -------- -------     --------
Revenues                                 $77,921              $77,921
                                        -------- -------     --------

                                        -------- -------     --------
Cost of revenues                          27,535   (855)(c,d)  26,680
                                        -------- -------     --------

                                        -------- -------     --------
Gross profit                              50,386     855       51,241
                                        -------- -------     --------
                                             65%                  66%
                                        -------- -------     --------
Operating expenses:
                                        -------- -------     --------
   Selling, general and administrative    37,070 (3,370)(c,d)  33,700
                                        -------- -------     --------
   Research and development               19,675   (228)(c)    19,447
                                        -------- -------     --------
   Restructuring                           1,308                1,308
                                        -------- -------     --------
        Total operating expenses          58,053 (3,598)       54,455
                                        -------- -------     --------

                                        -------- -------     --------
Operating income (loss)                  (7,667)   4,453      (3,214)
                                        -------- -------     --------

                                        -------- -------     --------
Other income (expense), net                  919                  919
                                        -------- -------     --------

                                        -------- -------     --------
Income (loss) before income taxes        (6,748)   4,453      (2,295)
                                        -------- -------     --------

                                        -------- -------     --------
   Income tax expense                         68                   68
                                        -------- -------     --------

                                        -------- -------     --------
Net income (loss)                       $(6,816)  $4,453     $(2,363)
                                        ======== =======     ========

                                        -------- -------     --------

                                        --------             --------
  Basic earnings (loss) per share        $(0.14)              $(0.05)
                                        ========             ========

                                        --------             --------
  Weighted average basic shares
   outstanding                            49,052               49,052
                                        ========             ========

                                        --------             --------



(a)The Unaudited Consolidated Statement of Operations, prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").
(b)The Unaudited Consolidated Statement of Operations, presented on a basis other than GAAP, is intended to enhance the reader's understanding of the Company's results from operations.
(c)Stock-based compensation expense
(d)Amortization of identified intangible assets


    CONTACT: NMS Communications Corp.
             Herb Shumway, 508-271-1481
             CFO
             herb_shumway@nmscommunications.com